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                                                                    EXHIBIT 23.1


                         INDEPENDENT AUDITORS' CONSENT



The Board of Directors
KBK Capital Corporation:

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.



                                        /s/ KPMG Peat Marwick LLP
                                        KPMG Peat Marwick LLP


Fort Worth, Texas
November 11, 1998